UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 19, 2010, ManTech International Corporation filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of Sensor Technologies Inc. (“STI”). The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The unaudited financial statements of STI as of and for the nine month periods ended September 30, 2009 and September 30, 2008 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of STI as of and for the fiscal year ended December 31, 2008, and the related report of Amper, Politziner & Mattia, LLP are filed with this Form 8-K/A as Exhibit 99.3.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of STI. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2009 and the twelve months ended December 31, 2008 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 gives effect to the acquisition of STI as if it had occurred on September 30, 2009. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2009 and the twelve months ended December 31, 2008 give effect to the acquisition of STI as if it had occurred on January 1, 2008 for both pro forma statements of income. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on such dates or what may result in the future.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Stock Purchase Agreement, dated December 18, 2009 (Stock Purchase Agreement), by and among ManTech, Sensor Technologies Inc. (STI), the shareholders of STI, and a Seller’s Representative (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 19, 2010).

23.1*	Consent of Independent Registered Public Accounting Firm.

99.1	ManTech International Corporation Press Release, dated January 19, 2010, announcing the completion of the acquisition of Sensor Technologies Inc. by ManTech (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on January 19, 2010).

99.2*	Unaudited Financial Statements of STI as of and for the nine month periods ended September 30, 2009 and September 30, 2008.

Exhibit No.	Description of Exhibit

99.3*	Report of Amper, Politziner & Mattia LLP, independent auditors, as of and for the fiscal year ended December 31, 2008, relating to the audited financial statements of STI for the year ended December 31, 2008.

99.4*	Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2009; Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2009 and the twelve months ended December 31, 2008.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: February 25, 2010	By:	/S/ MICHAEL R. PUTNAM
	Name:	Michael R. Putnam
	Title:	Senior VP – Corporate & Regulatory Affairs